SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report                              March 29, 1999
        --------------                              --------------
 (Date of earliest event reported)                (December 31, 1998)


                              RANCON REALTY FUND V,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


     California                    0-16467                    33-0098488
    (State or other             (Commission                  (IRS Employer
    jurisdiction of             File Number)            Identification Number)
    incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
                    (Address of principal executive offices)

Registrant's Telephone number, including area code:             (650) 343-9300
                                                                --------------














                              No exhibit required.




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




Rancon Realty Fund V, A California Limited Partnership (the "Registrant") hereby
(i) amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 14, 1999, to incorporate notes to the pro forma financial statements and amend certain pro forma adjustments, and (ii) restates Items 2 and 7 in their entirety.

Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On December 31, 1998, Rancon Realty Fund V, a California Limited Partnership, sold 38.5 acres of land located in Ontario, California (the "Ontario land"), to Abulafia Trust (the "buyer") for $5,500,000. The buyer is not affiliated with the Registrant or the Registrant's general partners. The Registrant added the net sale proceeds of approximately $5,266,000 to its cash reserves.

Item 7.       FINANCIAL STATEMENTS

(b) PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet as of September 30, 1998 has been prepared to reflect the sale of the Ontario land as if such transaction had been completed on September 30, 1998. The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 1998 and for the year ended December 31, 1997 have been prepared to reflect the sale of the Ontario land as if such transaction had been completed on January 1, 1997.

The pro forma consolidated financial information is unaudited and is not necessarily indicative of the results which would have occurred if the sale of the real estate investment had been consummated in the periods presented, or on any particular date, nor does it purport to represent the financial position, results of operations, or cash flows for future periods.









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



                                               RANCON REALTY FUND V,
                                         A CALIFORNIA LIMITED PARTNERSHIP
                                       Pro Forma Consolidated Balance Sheet
                                             As of September 30, 1998
                                     (in thousands, except units outstanding)
                                                    (Unaudited)



                                                                                  Pro Forma
                                                              Historical          Adjustments          Pro Forma

Assets Investment in real estate:
   Rental property, net                                      $    28,704         $        --         $    28,704
   Land held for development, net                                  2,691                  --               2,691
   Rental property held for sale, net                              3,959                  --               3,959
   Land held for sale, net                                         6,209              (5,289)                920
                                                             -----------         ------------        -----------
      Total real estate investments                               41,563              (5,289)             36,274


Cash and cash equivalents                                          4,065               5,266               9,331
Pledged cash                                                         353                  --                 353
Accounts receivable                                                  122                  __                 122
Notes receivable                                                   1,175                  __               1,175
Deferred financing costs and other fees, net                         989                  __                 989
Prepaid expenses and other assets                                    730                  (4)                726
                                                             -----------         ------------        -----------
      Total assets                                           $    48,997         $       (27)        $   (48,970)
                                                             ===========         ============        ===========


Liabilities
   Notes payable                                             $    13,553         $        __         $    13,553
   Accounts payable and other liabilities                            710                 (15)                695
   Interest payable                                                   73                  --                  73
                                                             -----------         -----------         -----------
      Total liabilities                                           14,336                 (15)             14,321

Commitments and contingent liabilities                                --                  --                  --

Partners' equity (deficit):                                         (964)                 --                (964)
   General partners
   Limited partners, 96,450 limited partnership
      units outstanding                                           35,625                 (12)             35,613
                                                             -----------         ------------        -----------
         Total partners' equity                                   34,661                 (12)             34,649
                                                             -----------         ------------        -----------
         Total liabilities and partners' equity              $    48,997         $       (27)        $    48,970
                                                             ===========         ============        ===========




                                                    Page 3 of 7
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

                                  Pro Forma Consolidated Statement of Operations
                                   For the nine months ended September 30, 1998
                           (in thousands, except units outstanding and per unit amounts)
                                                    (Unaudited)



                                                                                 Pro Forma
                                                             Historical          Adjustments         Pro Forma

Revenue:
   Rental income                                             $     4,837         $        --         $     4,837
   Interest and other income                                         260                  --                 260
                                                             -----------         -----------         -----------
      Total revenue                                                5,097                  --               5,097
                                                             -----------         -----------         -----------

Expenses:
   Operating                                                       2,340                 (50)              2,290
   Interest                                                          963                  --                 963
   Depreciation and amortization                                   1,331                  --               1,331
   Expenses associated with land held
      for development                                                428                  --                 428
   General and administrative expenses                             1,010                 (47)                963
                                                             -----------         ------------        -----------
      Total expenses                                               6,072                 (97)              5,975
                                                             -----------         -----------         -----------

Net loss                                                     $      (975)        $        97         $      (878)
                                                             ===========         ===========         ===========


Net loss per limited partnership unit                        $     (9.99)        $      0.90         $     (9.09)
                                                             ============        ===========         ===========

Weighted average  number of limited
   partnership units outstanding during the
   period used to compute net loss per limited
   partnership unit                                               96,582              96,582              96,582
                                                             ===========         ===========         ===========


                                  Pro Forma Consolidated Statement of Operations
                                       For the year ended December 31, 1997
                           (in thousands, except units outstanding and per unit amounts)
                                                    (Unaudited)


                                                                                 Pro Forma
                                                             Historical          Adjustments         Pro Forma

Revenue:
   Rental income                                             $     6,894         $        --         $     6,894
   Interest and other income                                         379                  --                 379
                                                             -----------         -----------         -----------
      Total revenue                                                7,273                  --               7,273
                                                             -----------         -----------         -----------

Expenses:
   Operating                                                       3,190                 (52)              3,138
   Interest                                                        1,298                  --               1,298
   Depreciation and amortization                                   2,065                  --               2,065
   Provision for impairment of real
      estate investments                                           1,688                  --               1,688
   Expenses associated with land held for
        development                                                  615                  --                 615
   General and administrative expenses                             1,231                 (60)              1,171
   Proposed dissolution costs                                        479                  --                 479
                                                             -----------         -----------         -----------
      Total expenses                                              10,566                 112              10,454
                                                             -----------         -----------         -----------

Net loss                                                     $    (3,293)        $       112         $    (3,181)
                                                             ============        ===========         ===========


Net loss per limited partnership unit                        $   (32.68)         $      1.02         $    (31.66)
                                                             ===========         ===========         ===========

Weighted average  number of limited
   partnership  units  outstanding  during the
   period used to compute net loss per limited
   partnership unit                                               99,767              99,767              99,767
                                                             ===========         ===========         ===========





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





The accompanying Pro Forma Consolidated Balance Sheet as of September 30, 1998 and the Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1998 and the year ended December 31, 1997, reflect the sale of the Ontario land (as discussed in Item 2 on page 2) and include the following pro forma adjustments.

The $5,289,000 decrease in land held for sale reflects the net book value of the Ontario land as of September 30, 1998.

The increase in cash reflects the net cash proceeds upon the sale of the Ontario land.

The decrease in operating expense for the nine months ended September 30, 1998 and the year ended December 31, 1997, reflects property taxes and other expenses related to the Ontario land.

The decrease in general and administrative expense for the periods presented primarily reflects a reduction in the asset management fee upon the sale of the Ontario land.

The Registrant recognized a $34,000 loss on the sale of the Ontario Land, which is not reflected in the accompanying unaudited pro forma consolidated financial statements.







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





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                RANCON REALTY FUND V,
                                a California Limited Partnership (Registrant)



Date:  March 29, 1999           By:     /s/ Daniel L. Stephenson
                                        ------------------------
                                        Daniel L. Stephenson
                                        Chief Executive Officer and
                                        Chief Financial Officer of
                                        Rancon Financial Corporation,
                                        General Partner of Rancon Realty
                                        Fund V, a California Limited Partnership




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